EXHIBIT 10.7

(logo) LOCKTON 713 LCI

AVIATION

Policy Number AVNPE1200089 Insured Baltia Airlines Reinsured File Name Excess Aviation Liability Insurance For LPSO use For ILU use For LIRMA use

(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089

RISK DETAILS

UNIQUE MARKET REFERENCE:	B0713AVNPE1200089
TYPE:	EXCESS AVIATION LIABILITY INSURANCE
INSURED:	BALTIA AIRLINES, INC
ADDRESS:	Building 151, Room 361 JFK International Airport Jamaica NY 11430
PERIOD:	From 8th January 2013 to 8th January 2014 both days at 00.01 hours Local Standard Time at the address of the Insured.
INTEREST:	To cover the Insured's Ground Third Party legal liability, Premises Liability and Contractual Liability from their airline/ aviation operations all as more fully defined in Primary Policy
SUMS INSURED:	This Policy is to pay the difference between Total Limits of:

Combined Single Limit (Bodily Injury /Property Damage/Passenger Bodily Injury /Personal Injury) USD100,000,000 each occurrence/aircraft/unlimited in all.

and Primary limits of:

Combined Single Limit (Bodily Injury /Property Damage/Passenger Bodily Injury /Personal Injury) USD10,000,000 each occurrence/ aircraft/unlimited in all.

Legal Costs and Expenses are payable in addition to the above limits.

[ Prepared ]     /initials/
[ Checked ]                8
1
3

QRAVNPE120008900001000
02

(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089
SUMS INSURED CONTINUED:
SITUATION:	As Primary Policy.
CONDITIONS:	Excess Aviation Liability Form A VN37B except as amended herein.

As Primary Policy.

A VN38B Nuclear Risks Exclusion Clause or equivalent as Primary.

A VN46B Noise and Pollution And Other Perils Exclusion Clause and writebacks as Primary.

Additional Insureds, Hold Harmless Agreements and other

contractual provisions included hereunder as more fully set forth in the Primary Policy. Contracts (Rights of Third Parties) Act 1999 Exclusion Clause AVN72.

Date Recognition Exclusion Clause A VN2000A. Date Recognition Limited Coverage Clause A VN2001A. Asbestos Exclusion Clause 2488 AGM 00003. Severability of Interest Clause 713NHG00417 Sanctions and Embargo Clause A VN111 All reference in any wording or clause to ''Aircraft" is amended to read "aircraft". All reference in any wordings or clauses to 'Vnderwriters" is amended to read "Insurers" and "Assured" is amended to read "Insured".

[ Prepared ]     /initials/
[ Checked ]                8
1
3

QRAVNPE120008900001000
02

(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089
CONDITIONS (CONTINUED): NOMINEE FOR NOTICES:	Lockton Companies ILP The St Botolph Building 138 Houndsditch London EC3A 7AG
NOTICES:	None
EXPRESS WARRANTIES:	None
CONDITIONS PRECEDENT:	None
SUBJECTIVITIES:	None
CHOICE OF EXCLUSIVE LAW AND JURISDICTION:	This Insurance shall be governed by and construed in accordance with the law of New York in any dispute arising hereunder.

And subject to Service of Suit Clause A VN65 (USA) Nominee: Mendes and Mount
7th Avenue
New York
NY 100

[ Prepared ]     /initials/
[ Checked ]                8
1
3

QRAVNPE120008900001000
02

(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089
PREMIUM (annual and pro-rata):
USD27,500 in full

TRIEA: APPLICABLE

Additional Premium in respect of TRIEA:

Premium Allocation in respect of TRIEA coverage provided by AVN52E: %

Insurers hereon that are subject to TRIEA agree to allow the Slip Leader to quote premium and issue notice on their behalf if required

Cover Note/Policy to include U.S. Terrorism Risk Insurance Act of 2002 Not Purchased Clause LMA5092 in full ifTRIEA Not Purchased, or U.S. Terrorism Risk Insurance Act of2002 New and Renewal Business Endorsement LMA5091 in full if TRIEA Purchased

Final position if TRIEA applicable: NOT PURCHASED

NOTICE DATED ................................ .

Reporting and payment of US Federal Excise Tax in relation to this (re)insurance is the responsibility of each individual (re)insurer where PET is due for their share.

PAYMENT TERMS:	Premium payable in Full with 60 days of inception.
TAXES PAYABLE BY INSURED AND ADMINISTERED BY INSURERS:	None

[ Prepared ]     /initials/
[ Checked ]                8
1
3

QRAVNPE120008900001000
02

(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089
INSURER CONTRACT DOCUMENTATION:

This Document details the contract terms entered into by the Insurer(s) and constitutes the contract document

This Contract is subject to US state surplus lines requirements. It is the responsibility of the surplus lines broker to affix a surplus lines notice to the contract document before it is provided to the insured. In the event that the surplus lines notice is not affixed to the contract document the insured should contact the surplus lines broker.

Lockton Companies ILP and Agents authorised to issue evidence of insurance as may be required subject to policy coverage, terms, conditions, limitations and exclusions.

[ Prepared ]     /initials/
[ Checked ]                8
1
3

QRAVNPE120008900001000
02

(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089

INFORMATION
Primary Policy Number: Primary Insurers:	TBA MeadowBrook

[ Prepared ]     /initials/
[ Checked ]                8
1
3

QRAVNPE120008900001000
02

(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089
SECURITY DETAILS SECTION
INSURER'S LIABILITY:

Insurer's liability several not joint

The liability of a insurer under this contract is several and not joint with other insurers party to this contract. A insurer is liable only for the proportion of liability it has underwritten. A insurer is not jointly liable for the proportion of liability underwritten by any other insurer. Nor is a insurer otherwise responsible for any liability of any other insurer that may underwrite this contract.

The proportion of liability under this contract underwritten by a insurer (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp. This is subject always to the provision concerning "signing" below.

In the case of a Lloyd's syndicate, each member of the syndicate (rather than the syndicate itself) is a insurer. Each member has underwritten a proportion of the total shown for the syndicate (that total itself being the total of the proportions underwritten by all the members of the syndicate taken together). The liability of each member of the syndicate is several and not joint with other members. A member is liable only for that member's proportion. A member is not jointly liable for any other member's proportion. Nor is any member otherwise responsible for any liability of any other insurer that may underwrite this contract. The business address of each member is Lloyd's, One Lime Street, London EC3M 7HA. The identity of each member of a Lloyd's syndicate and their respective proportion may be obtained by writing to Market Services, Lloyd's, at the above address.

Proportion of liability

Unless there is "signing'' (see below), the proportion of liability under this contract underwritten by each insurer (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp and is referred to as its "written line".

[ Prepared ]     /initials/
[ Checked ]                8
1
3

QRAVNPE120008900001000
02

(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089

INSURER'S LIABILITY (CONTINUED):	Where this contract permits, written lines, or certain written lines, may be adjusted ("signed"). In that case a schedule is to be appended to this contract to show the definitive proportion of liability under this contract underwritten by each insurer (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of the syndicate taken together). A definitive proportion (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of a Lloyd's syndicate taken together) is referred to as a "signed line". The signed lines shown in the schedule will prevail over the written lines unless a proven error in calculation has occurred.

Although reference is made at various points in this clause to "this contract" in the singular, where the circumstances so require this should be read as a reference to contracts in the plural.

21/6/07
LMA3333

ORDER HEREON:	100% of Whole
BASIS OF WRITTEN LINES:	Percentage of Whole
SIGNING PROVISIONS:
In the event that the written lines hereon exceed 100% of the order, any lines written "to stand" will be allocated in full and all other lines will be signed down in equal proportions so that the aggregate signed lines are equal to 100% of the order without further agreement of any of the insurers However. (a) in the event that the placement of the order is not completed by the commencement date of the period of insurance then all lines written by that date will be signed in full; (b) the Insured may elect for the disproportionate signing of insurers' lines, without further specific agreement of insurers, provided that any such variation is made prior to the commencement date of the period of insurance, and that lines written "to stand" may not be varied without the documented agreement of those insurers;

[ Prepared ]     /initials/
[ Checked ]                8
1
3

QRAVNPE120008900001000
02

(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089
(c) the signed lines resulting from the application of the above provisions can be varied, before or after the commencement date of the period of insurance, by the documented agreement of the insured and all insurers whose lines are to be varied. The variation to the contracts will take effect only when all such insurers have agreed, with the resulting variation in signed lines commencing from the date set out in that agreement.

[ Prepared ]     /initials/
[ Checked ]                8
1
3

QRAVNPE120008900001000
02

(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089

Signed Line % Written Line% Kiln Aviation (anchor) KLN 510 100/ 3 6 1 1 7 H 1 3 NNNNNANN (initials) 8 1 3
In a co-insurance placement, following (re)insurets may, but are not obliged to, follow the premium charged by the lead (re)insuret.
(Re)insurers tnay not seek to guarantee for themselves terms as favourable as those to which others subsequently achieve during the placement.

[ Prepared ]     /initials/
[ Checked ]                8
1
3

QRAVNPE120008900001000
02

(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089

Facultative Direct

SUBSCRIPTION AGREEMENT
SLIP LEADER:	Kiln Aviation Syndicate 510
BUREAU LEADER:
BASIS OF AGREEMENT TO CONTRACT CHANGES:	Any amendments to be agreed per A VS 1 OOB amended so that Box 1 or 2 are agreed by Slip Leader (and ............................. ).

Box 3 of A VS 1 OOB to be agreed all Insurers unless the slip provides otherwise in which case only the Slip Leader (and the other insurer identified) above shall agree where specifically provided.
BASIS OF CLAIMS	Claims to be managed in accordance with:

i) The lloyd's Claims Scheme (Combined), or as amended or any successor thereto.

ii) IUA claims agreement practices.

iii) The practices of any company(ies) electing to agree claims in respect of their own participation.
CLAIMS AGREEMENT PARTIES:	Claims to be agreed by the Slip Leader and

i) For lloyd's syndicates

The leading lloyd's syndicate and, where required by the applicable lloyd's Claims Scheme, the second lloyd's syndicate and/ or the Scheme Service Provider.

The second Lloyd's Syndicate is .................................. .

Those comparties acting in accordance with the IUA claims agreement practices, excepting those that may have opted out via iii below.

[ Prepared ]     /initials/
[ Checked ]                8
1
3

QRAVNPE120008900001000
02

1

(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089

Facultative Direct

CLAIMS AGREEMENT PARTIES (CONTINUED):

ii) Those companies that have specifically elected to agree claims in respect of their own participation.

. . . . . . . . . . . . . . . . .

iii) All other subscribing insurers that are not party to the Lloyd's/IUA claims agreement practices, each in respect of their own participation.

CLAIMS ADMINISTRATION:
Lockton Companies LLP and insurers agree that any claims hereunder (including any claims related costs/fees) will be notified and administered via the Electronic Claims File (ECF) with any payment(s) processed via CLASS, unless both parties agree to do otherwise.
RULES AND EXTENT OF ANY OTHER DELEGATED CLAIMS AUTHORITY:	None unless otherwise stated herein.
EXPERT(S) FEES COLLECTION:	In respect of Claims related experts Fees: Broker to collect fees.
SETTLEMENT DUE DATE:	60 days from inception.
BUREAUX ARRANGEMENTS:
Agree issue FDO signings hereon as required, but the Settlement Due Date shown above remain unaltered.

Where Settlement Due Date (SDD), Premium Payment Condition (PPC) OR Premium Payment Warranty falls on a weekend or public holiday, presentation to LPSO/XIS (Ins-Sure) or Insurer(s) hereon as applicable on the next working day will be deemed compliant with SDD, PPC or PPW. Where the PPC or PPW is later than the SDD, the SDD is automatically deemed updated to be the same as the PPC or PPW.

Insurers agree to accept/settle accounts at rate of exchange declared by

[ Prepared ]     /initials/
[ Checked ]                8
1
3

QRAVNPE120008900001000
02

2

(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089 facultative Direct

Lockton Companies LLP.
BUREAUX ARRANGEMENTS (CONTINUED):

Insurer(s) to sign any deferred premium instalments as Additional Premium(s); however any annual instalments to be allocated to respective year of account

Premium Processing Clause LSW 3003

Where Slip Leader agrees to an extension of Settlement Due Date above by endorsement Settlement Due Date shown above are automatically extended by period shown on endorsement

NON-BUREAUX ARRANGEMENTS:	In order to comply with any premium payment terms, the premium for non-bureaux companies will be credited within the statement of the month open at either the date the amount is due or the date settlement is received from the Client, whichever is the later, subject to the terms and conditions of the Policy.

[ Prepared ]     /initials/
[ Checked ]                8
1
3

QRAVNPE120008900001000
02

3

(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089

Facultative Direct

FISCAL AND REGULATORY
TAX PAYABLE BY INSURERS:	None
COUNTRY OF ORIGIN:	United States of America
OVERSEAS BROKER:	Aviation Risk Management Associates, Inc 377 W.Virginia Street Crystal Lake Illinois 60014 United States of America
U.S. CLASSIFICATION:	Non Regulated - MAT Exemption
ALLOCATION OF PREMIUM TO CODING:	L3
FSA CLIENT CLASSIFICATION:	Large Risk

[ Prepared ]     /initials/
[ Checked ]                8
1
3

QRAVNPE120008900001000
02

4